Exhibit 99.1

FIRST COMMUNITY BANK CORPORATION

OF AMERICA

Contact: Kenneth P. Cherven

President/CEO

(727) 520-0987

February 11, 2011

NEWS

RELEASE

FIRST COMMUNITY BANK CORPORATION OF AMERICA ENTERS INTO DEFINITIVE AGREEMENT WITH CBM FLORIDA HOLDING COMPANY FOR THE ACQUISITION OF FIRST COMMUNITY BANK OF AMERICA

First Community Bank Corporation of America (NASDAQ: FCFL), the holding company for First Community Bank of America, announced today that FCFL and First Community Bank of America have entered into an agreement with CBM Florida Holding Company, the controlling shareholder of Community Bank of Manatee, under which First Community Bank of America will be merged with and into Community Bank of Manatee.

Under the terms of the acquisition agreement, FCFL will receive $10 million in cash in exchange for all of the shares of First Community Bank of America. FCFL expects to use 72% of this amount to satisfy its TARP Preferred Stock obligation to the U.S. Treasury. CBM has indicated that it intends to invest an additional $20 million in the resulting institution following the merger.

“We are excited to partner with CBM in an effort to create a super community bank,” stated Kenneth P. Cherven, President and Chief Executive Officer of First Community Bank of America “The combined bank will have over $700 million in assets, 17 branches, and a lending ability to serve the borrowing needs of both businesses and consumers in our markets. The merged bank will be one of the largest and most highly capitalized community banks in the Tampa Bay region.”

The acquisition agreement has been approved by the boards of directors of FCFL, CBM Florida Holding Company and Community Bank of Manatee. Closing is subject to certain customary conditions, including regulatory approvals and the approval by shareholders of FCFL. FCFL expects to hold a shareholders meeting in April 2011 to approve the merger and the dissolution of FCFL. The merger is expected to close by mid-year 2011.

Following a closing of the transaction, FCFL will be dissolved and its business wound up, and its remaining cash will be distributed to its stockholders. FCFL presently anticipates that distributions will be in the range of $0.27 to $0.35 per common share, and that such distributions will be made towards the end of 2011.

FCFL will send a proxy statement with details about the transaction and the stockholders’ meeting to its stockholders. Shareholders of FCFL holding a majority of the outstanding shares of stock have entered into voting agreements with CBM Florida Holding Company in which they have agreed, so long as the acquisition agreement remains in effect, to vote in favor of the transaction.

FCFL will file a Current Report on Form 8-K with the SEC within the next several days with additional information about the acquisition agreement and voting agreement.

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Cautionary Notice Regarding Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning and protections of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements.

Words such as “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intends,” “plan,” “project,” “assume,” “indicate,” “continue,” “target,” “goal,” and similar words or expressions of the future are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties, and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements.

All written and oral forward-looking statements that are made by or are attributable to us are expressly qualified in their entirety by this cautionary notice. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our periodic reports filed with the SEC. Such reports are available upon request from FCFL or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

FCFL has no obligation and does not undertake to update, revise or correct any of the forward-looking statements after the date hereof, or after the respective dates on which any such statements otherwise are made.